UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2009

NGP CAPITAL RESOURCES COMPANY
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	814-00672 (Commission File Number)	20-1371499 (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 2975 Houston, Texas (Address of principal executive offices)	77010 (Zip Code)

Registrant’s Telephone Number, including area code:  (713) 752-0062

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Effective October 2, 2009, NGP Capital Resources Company, a Maryland corporation (the “Company”), entered into a Fourth Amendment to Amended and Restated Revolving Credit Agreement (the “Fourth Amendment”), among the Company, the lenders party thereto and SunTrust Bank, as administrative agent for the lenders.

Pursuant to the Fourth Amendment, the Company extended the commitment expiration date under the Company’s Amended and Restated Revolving Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Investment Facility”) by two years from August 31, 2010 to August 31, 2012 (unless sooner terminated in accordance with the terms of the Investment Facility).  In addition, the aggregate commitment amount under the Investment Facility was reduced to $67,500,000.

From time to time, certain of the lenders provide customary commercial and investment banking services to the Company.

The Fourth Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Fourth Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment.

Item 7.01.  Regulation FD Disclosure.

On October 6, 2009, the Registrant issued a press release announcing the extension of its Investment Facility from August 31, 2010 to August 31, 2012.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

d.   Exhibits.

10.1	Fourth Amendment to Amended and Restated Revolving Credit Agreement effective as of October 2, 2009, between the Company, the lender from time to time party thereto and SunTrust Bank.

99.1	Press Release dated October 6, 2009.

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NGP Capital Resources Company

By: /s/ Stephen K. Gardner
Stephen K. Gardner
Chief Financial Officer

Date:  October 6, 2009

Execution Version
EXHIBIT INDEX

Exhibit No.                      Description

10.1	Fourth Amendment to Amended and Restated Revolving Credit Agreement effective as of October 2, 2009, between the Company, the lender from time to time party thereto and SunTrust Bank.

99.1	Press Release dated October 6, 2009.